                                                                    Exhibit 1(o)

                      FIFTH AMENDMENT DATED MARCH 22, 2005

                             TO JANUS ADVISER SERIES
                      AMENDED AND RESTATED TRUST INSTRUMENT
                              DATED MARCH 18, 2003

      Pursuant to authority granted by the Trustees, Schedule A of the Amended and Restated Trust Instrument is amended as follows to reflect the establishment of Janus Adviser Orion Fund, Janus Adviser Small-Mid Growth Fund, Janus Adviser Contrarian Fund and Janus Adviser High-Yield Fund.

                                   SCHEDULE A

         Series of the Trust                 Available Classes
         -------------------                 -----------------
Janus Adviser Balanced Fund                    Class A Shares
                                               Class C Shares
                                               Class I Shares
                                               Class R Shares

Janus Adviser Forty Fund                       Class A Shares
                                               Class C Shares
                                               Class I Shares
                                               Class R Shares

Janus Adviser Contrarian Fund                  Class A Shares
                                               Class C Shares
                                               Class I Shares
                                               Class R Shares

Janus Adviser Core Equity Fund                 Class A Shares
                                               Class C Shares
                                               Class I Shares
                                               Class R Shares

Janus Adviser Flexible Bond Fund               Class A Shares
                                               Class C Shares
                                               Class I Shares
                                               Class R Shares

Janus Adviser Foreign Stock Fund               Class A Shares
                                               Class C Shares
                                               Class I Shares
                                               Class R Shares

Janus Adviser Large Cap Growth Fund            Class A Shares
                                               Class C Shares
                                               Class I Shares
                                               Class R Shares

Janus Adviser Growth and Income Fund           Class A Shares
                                               Class C Shares
                                               Class I Shares
                                               Class R Shares

Janus Adviser High-Yield Fund                  Class A Shares
                                               Class C Shares
                                               Class I Shares
                                               Class R Shares

Janus Adviser International Growth Fund        Class A Shares
                                               Class C Shares
                                               Class I Shares
                                               Class R Shares

Janus Adviser Mid Cap Growth Fund              Class A Shares
                                               Class C Shares
                                               Class I Shares
                                               Class R Shares

Janus Adviser Mid Cap Value Fund               Class A Shares
                                               Class C Shares
                                               Class I Shares
                                               Class R Shares

Janus Adviser Money Market Fund                Class A Shares
                                               Class C Shares
                                               Class I Shares

Janus Adviser Orion Fund                       Class A Shares
                                               Class C Shares
                                               Class I Shares
                                               Class R Shares

Janus Adviser Risk-Managed Core Fund           Class A Shares
                                               Class C Shares
                                               Class I Shares
                                               Class R Shares

Janus Adviser Risk-Managed Growth Fund         Class A Shares
                                               Class C Shares
                                               Class I Shares
                                               Class R Shares

Janus Adviser Small Company Value Fund         Class A Shares
                                               Class C Shares
                                               Class I Shares
                                               Class R Shares

Janus Adviser Small-Mid Growth Fund            Class A Shares
                                               Class C Shares
                                               Class I Shares
                                               Class R Shares

Janus Adviser Worldwide Fund                   Class A Shares
                                               Class C Shares
                                               Class I Shares
                                               Class R Shares

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